Pacific Select Fund NSAR 12-31-16
Exhibit 77O



             PACIFIC SELECT FUND - Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                       Quarter Ended September 30, 2016

                      Item                      Securities Purchased
   (1)   Name of Issuer                     Brixmor Property Group Inc.

   (2)   Description of Security
         (name, coupon, maturity,
         subordination, common                     BRX Secondary
         stock, etc.)                              Cusip 11120U10

   (3)   Date of Purchase (Provide
         proof of purchase, e.g., trade
         ticket)                                      8/2/2016

   (4)   Date of Offering                             8/1/2016

   (5)   Unit Price                                    $27.60

   (6)   Principal Amount of Total
         Offering                                 $828,000,000.00

         Underwriting Spread:

   (7)   Dollars ($)                                    0.17

         Percent (%)                                   0.62%

   (8)   Names of Syndicate
         Members
              For the purchased
         10f-3 only:
                Insert all Syndicate
         Members (not just those
         listed on cover of offering     JPMorgan Securities Inc./ Deutsche
         document).                               Bank Securities

   (9)   Dollar Amount of Purchase
         by the Portfolio                            469,200.00

   (10)  % of Offering Purchased by
         Portfolio                                     0.06%

   (11)  % of Offering Purchased by:
         Associated Accounts
         (Excluding this Portfolio).                   2.43%

   (12)  Sum of Items (10) and (11)--
         Limit is no more than 25%.                    2.48%

   (13)  % of Portfolio Assets
         Applied to Purchase                           0.06%

   (14)  Name(s) of Syndicate
         Members (s) from whom
         Purchased                            Deutsche Bank Securities

   (15)  Name of Affiliated
         Underwriter                          JPMorgan Securities Inc.


PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED SEPTEMBER 20, 2016

[ ] Eligibility (check one):
[X] registered public offering
[ ] government security
[ ] Eligible Municipal Security
[ ] Eligible Foreign Offering
[ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

[X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and
(2) on or before the fourth day before termination, if a rights offering.

[X]     The securities  were offered  pursuant to an  underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[X]     The  commission,  spread or  profit  was  reasonable  and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

[X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[X]     Percentage of offering  purchased by the Portfolio  and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[X]     The Portfolio did not purchase the securities  being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A
	     Offering;
     [X]     compliance with the first condition, above, regarding
time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 10/25/16                             Signed: /s/ MADALINA BAL
      -------                                      -------------------
                                           Name:  Madalina Bal
                                           Title: Vice President




             PACIFIC SELECT FUND - Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                        Quarter Ended December 31, 2016

                      Item                      Securities Purchased
   (1)   Name of Issuer                        Diamondback Energy Inc

   (2)   Description of Security
         (name, coupon, maturity,
         subordination, common
         stock, etc.)                              Cusip 25278X10

   (3)   Date of Purchase (Provide
         proof of purchase, e.g., trade
         ticket)                                     12/15/2016

   (4)   Date of Offering                            12/14/2016

   (5)   Unit Price                                    $97.00

   (6)   Principal Amount of Total
         Offering                                $1,018,500,000.00

   (7)   Underwriting Spread:

         Dollars ($)                                   $1.70

         Percent (%)                                   1.75%

   (8)   Names of Syndicate               Credit Suisse, Goldman, Sachs &
         Members                            Co., J.P. Morgan, Simmons &
              For the purchased 10f-3      Company International, Tudor,
         only:                           Pickering, Holt & Co., Wells Fargo
                Insert all Syndicate     Securities, Energy Specialists of
         Members (not just those          Piper Jaffray, Barclays, Morgan
         listed on cover of offering        Stanley, Scotia Howard Weil,
         document).                       SunTrust Robinson Humphrey, UBS
                                             Investment Bank, Canaccord
                                          Genuity, Capital One Securities
                                            Evercore ISI, Johnson Rice &
                                          Company L.L.C., KeyBanc Capital
                                          Markets, KLR Group, LLC, Mizuho
                                           Securities, Nomura, Northland
                                          Capital Markets, Raymond James,
                                             Seaport Global Securities,
                                                     Wunderlich

   (9)   Dollar Amount of Purchase
         by the Portfolio                           $960,300.00

   (10)  % of Offering Purchased by
         Portfolio                                     0.09%

   (11)  % of Offering Purchased by:
         Associated Accounts
         (Excluding this Portfolio).                   0.02%

   (12)  Sum of Items (10) and (11)--
         Limit is no more than 25%.                    0.12%

   (13)  % of Portfolio Assets
         Applied to Purchase                           0.12%

   (14)  Name(s) of Syndicate
         Members (s) from whom
         Purchased                                 Credit Suisse

   (15)  Name of Affiliated
         Underwriter                          JPMorgan Securities Inc.


PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2016

[ ] Eligibility (check one):
[X] registered public offering
[ ] government security
[ ] Eligible Municipal Security
[ ] Eligible Foreign Offering
[ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

[X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and
(2) on or before the fourth day before termination, if a rights offering.

[X]     The securities  were offered  pursuant to an  underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[X]     The  commission,  spread or  profit  was  reasonable  and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

[X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[X]     Percentage of offering  purchased by the Portfolio  and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[X]     The Portfolio did not purchase the securities  being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A
	     Offering;
     [X]     compliance with the first condition, above, regarding
time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 1/26/17                              Signed: /s/ MADALINA BAL
      -------                                      -------------------
                                           Name:  Madalina Bal
                                           Title: Vice President



              PACIFIC SELECT FUND - Long/Short Large Cap Portfolio
                         Report Pursuant to Rule 10f-3
                        Quarter Ended December 31, 2016

                      Item                      Securities Purchased
   (1)   Name of Issuer                           TransCanada Corp

   (2)   Description of Security
         (name, coupon, maturity,
         subordination, common
         stock, etc.)                              Cusip 89353D10

   (3)   Date of Purchase (Provide
         proof of purchase, e.g., trade
         ticket)                                      11/9/2016

   (4)   Date of Offering                             11/9/2016

   (5)   Unit Price                                    $43.65

   (6)   Principal Amount of Total
         Offering                                 $2,389,837,352.00

         Underwriting Spread:

   (7)   Dollars ($)                                    $1.42

         Percent (%)                                    3.25%

   (8)   Names of Syndicate                  TD Securities, BMO Capital
         Members                            Markets, RBC Capital Markets,
              For the purchased             Barclay Capital Canada Inc.,
         10f-3 only:                       Citigroup Global Markets Canada
                Insert all Syndicate     Inc., Credit Suisse, Deutsche Bank
         Members (not just those             Securities Canada Lt., HSBC
         listed on cover of offering     Securities (Canada) Inc., JP Morgan
         document).                      Securities Canada Inc., Wells Fargo
                                             Securities Canada Ltd., GMP
                                           Securities, CIBC World Markets
                                         Inc., Merrill Lynch Capital Canada
                                          Inc., Scotia Capital Inc., Mizuho
                                          Securities USA Inc., Peters & Co.
                                         Ltd., National Bank Financial Inc.

   (9)   Dollar Amount of Purchase
         by the Portfolio                           $2,436,262.77

   (10)  % of Offering Purchased by
         Portfolio                                      0.10%

   (11)  % of Offering Purchased by:
         Associated Accounts
         (Excluding this Portfolio).                    2.32%

   (12)  Sum of Items (10) and (11)--
         Limit is no more than 25%.                     2.43%

   (13)  % of Portfolio Assets
         Applied to Purchase                            0.31%

   (14)  Name(s) of Syndicate
         Members (s) from whom
         Purchased                               BMO Capital Market

   (15)  Name of Affiliated
         Underwriter                          JPMorgan Securities Inc.


 PACIFIC SELECT FUND - LONG/SHORT LARGE-CAP PORTFOLIO
REPORT PURSUANT TO RULE 10F-3 - QUARTER ENDED DECEMBER 31, 2016

[ ] Eligibility (check one):
[X] registered public offering
[ ] government security
[ ] Eligible Municipal Security
[ ] Eligible Foreign Offering
[ ] Eligible Rule 144A Offering
Check if the following conditions have been met (and discuss any exceptions):

[X]     The securities  were purchased (1) prior to the end of the first day on which any sales were made at a price that did not exceed the price paid by each other purchaser in the offering or any concurrent offering of the securities (excepting, in an Eligible Foreign Offering, rights required by law to be granted to existing security holders) and
(2) on or before the fourth day before termination, if a rights offering.

[X]     The securities  were offered  pursuant to an  underwriting or similar agreement under which the underwriters were committed to purchase all the securities offered, except those purchased by others pursuant to a rights offering, if the underwriters purchase any of the securities.

[X]     The  commission,  spread or  profit  was  reasonable  and fair in relation to that being received by others for underwriting similar securities during a comparable period of time. If only one comparable security was reviewed for these purposes, we represent that we are not aware of any other comparable underwritings.

[X]     Except for Eligible Municipal Securities, the issuer of such securities has been in continuous operation for not less than three years (including the operations of predecessors).

[ ]     In the case of  Eligible  Municipal  Securities,  the issuer has been rated investment grade by at least one NRSRO, provided that, if the issuer or entity supplying the funds from which the issue is to be paid has been in continuous operation for less than three years (including the operations of any predecessors) the securities must have been rated within the top three rating categories by an NRSRO.

[X]     Percentage of offering  purchased by the Portfolio  and other funds advised by the same investment adviser (or its affiliates) or accounts with respect to which the same investment adviser (or its affiliates) has, and has exercised, investment discretion, did not exceed: (a) for Eligible Rule 144A offering, 25% of the total of (1) principal amount of offering of such class sold by underwriters to qualified institution buyers plus (2) principal amount of class in any concurrent public offering; (b) other securities, 25% of principal amount of offering of class. Identify such other purchasers:

[X]     The Portfolio did not purchase the securities  being offered directly or indirectly from an Affiliated Underwriter, provided that a purchase from a syndicate manager shall not be deemed to be a purchase from an Affiliated Underwriter so long as (a) such Affiliated Underwriter did not benefit directly or indirectly from, the transaction, and, (b) in the case of Eligible Municipal Securities, the purchase was not designated as a group sale or otherwise allocated to the account of any Affiliated Underwriter.

Check below if written statements of issuer, syndicate manager, or underwriter or seller of securities were relied upon to determine:
     [ ]     the securities were sold in an Eligible Rule 144A
	     Offering;
     [X]     compliance with the first condition, above, regarding
time and price.

Attach copy of written statement for each box checked.

The Portfolio Manager hereby certifies that the purchase of securities noted above under "Securities Purchased" complies with the Fund's Rule 10f-3 Procedures.


Date: 01/26/17                             Signed: /s/ MADALINA BAL
      -------                                      -------------------
                                           Name:  Madalina Bal
                                           Title: Vice President